NO. 333 - 117381

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 6, 2006
           ==========================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                 ----------------------------------------
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-11
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                    ---------------------------------------
                          HOLMES FINANCING (NO. 9) PLC
            (Exact name of Registrant 1 as specified in its charter)

              ABBEY NATIONAL HOUSE, 2 TRITON SQUARE, REGENTS PLACE,
            LONDON NW1 3AN, UNITED KINGDOM, (011-44) (0) 870 607-6000
  (Address and telephone number of Registrant 1's principal executive offices)

                              CT Corporation System
                                111 Eighth Avenue
                            New York, New York 10011
                                 (212) 590-9200
      (Name, address and phone number of Registrant 1's agent for service)

                             HOLMES FUNDING LIMITED
            (Exact name of Registrant 2 as specified in its charter)

              ABBEY NATIONAL HOUSE, 2 TRITON SQUARE, REGENTS PLACE,
            LONDON NW1 3AN, UNITED KINGDOM, (011-44) (0) 870 607-6000
  (Address and telephone number of Registrant 2's principal executive offices)

                              CT Corporation System
                                111 Eighth Avenue
                            New York, New York 10011
                                 (212) 590-9200
      (Name, address and phone number of Registrant 2's agent for service)

                             HOLMES TRUSTEES LIMITED
            (Exact name of Registrant 3 as specified in its charter)

              ABBEY NATIONAL HOUSE, 2 TRITON SQUARE, REGENTS PLACE,
            LONDON NW1 3AN, UNITED KINGDOM, (011-44) (0) 870 607-6000
  (Address and telephone number of Registrant 3's principal executive offices)

                              CT Corporation System
                                111 Eighth Avenue
                            New York, New York 10011
                                 (212) 590-9200
      (Name, address and phone number of Registrant 3's agent for service)
                 ----------------------------------------
                                   Copies to:

Rob Collins                            Marc Hutchinson, Esq.                 Christopher Bernard, Esq.
Securitisation and Treasury            Slaughter and May                     Allen & Overy LLP
Advisory Group, Abbey                  One Bunhill Row                       1 New Change
2 Triton Square, Regent's Place        London EC1Y 8YY, UK                   London EC4M 9QQ, UK
London NW1 3AN, UK

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

       If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. {square}

       If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. {square}

       If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. {checked-box}

       If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. {square}

           ==========================================================

This amendment is being filed for the purpose of amending certain exhibits.

Explanatory Note: The Post-Effective Amendment No. 1 to the Registration Statement is being filed solely to amend certain exhibits previously filed with the Registration Statement. Exhibit 1.1 (Underwriting Agreement for the Series 1 and Series 2 Notes), Exhibit 4.1 (Amended and Restated Intercompany Loan Terms and Conditions and Loan Confirmation--Ninth Issuer Intercompany Loan Agreement),
Exhibit 4.2 (Amended and Restated Mortgages Trust Deed), Exhibit 4.3 (Amended and Restated Mortgage Sale Agreement), Exhibit 4.4 (Deed of Charge of Holmes Financing (No. 9) PLC), Exhibit 4.5 (Third Deed of Accession to the Amended and Restated Funding Deed of Charge), Exhibit 4.6 (Issuer Trust Deed), Exhibit 4.7 (Issuer Paying Agent and Agent Bank Agreement), Exhibit 4.8 (Amended and Restated Cash Management Agreement), Exhibit 4.9 (Issuer Cash Management Agreement), Exhibit 10.2.1 (Series 1 Class A Dollar Currency Swap Agreement),
Exhibit 10.2.2 (Series 2 Class A Dollar Currency Swap Agreement), Exhibit 10.5.1 (Amended and Restated Master Definitions and Construction Schedule), Exhibit
10.5.2 (Issuer Master Definitions and Construction Schedule) and Exhibit 10.6.2 (Issuer Corporate Services Agreement) are being filed to reflect amendments to these exhibits as previously filed.

                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 36. FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements:

       Financial statements for each of Holmes Financing (No. 9) PLC and Holmes Funding Limited are filed as part of this registration statement. There are no additional schedules to the financial statements.

(b)    Exhibits:

                                                                                                       SEQUENTIAL
EXHIBIT NO.                       DESCRIPTION OF EXHIBIT                                              PAGE NUMBER
1.1          Underwriting Agreement for the series 1 and series 2 notes
3.1.1        Memorandum and Articles of Association of Holmes Financing (No. 9) PLC(10)
3.1.2        Memorandum and Articles of Association of Holmes Funding Limited(1)
3.1.3        Memorandum and Articles of Association of Holmes Trustees Limited(1)
4.1          Amended and Restated Intercompany Loan Terms and Conditions and Loan
             Confirmation--Ninth Issuer Intercompany Loan Agreement
4.2          Amended and Restated Mortgages Trust Deed
4.3          Amended and Restated Mortgage Sale Agreement
4.4          Deed of Charge of Holmes Financing (No. 9) PLC
4.5          Form of Amended and Restated Funding Deed of Charge(6), Form of Deed of Accession
             to the Amended and Restated Funding Deed of Charge(7), Form of Second Deed of
             Accession to the Amended and Restated Funding Deed of Charge(8) and Third Deed of
             Accession to the Amended and Restated Funding Deed of Charge
4.6          Issuer Trust Deed
4.7          Issuer Paying Agent and Agent Bank Agreement
4.8          Amended and Restated Cash Management Agreement
4.9          Issuer Cash Management Agreement
4.10         Form of Amended and Restated Servicing Agreement(6)
5.1          Opinion of Slaughter and May as to validity(10)
8.1          Opinion of Cleary Gottlieb Steen & Hamilton LLP as to U.S. tax matters(10)
8.2          Opinion of Slaughter and May as to U.K. tax matters(10)
10.2.1       Series 1 Class A Dollar Currency Swap Agreement
10.2.2       Series 2 Class A Dollar Currency Swap Agreement
10.3         Form of Amended and Restated Funding Swap Agreement(2), Form of  Deed of
             Amendment to Amended and Restated Funding Swap Agreement(3) and Form of Deed of
             Amendment to Amended and Restated Funding Swap Agreement(7)
10.4         Form of First Start-up Loan Agreement(1), Form of Second Start-Up Loan
             Agreement(2), Form of Third Start-Up Loan Agreement(3), Form of Fourth Start-Up
             Loan Agreement(4), Form of Fifth Start-Up Loan Agreement(5), Form of Sixth
             Start-Up Loan Agreement(6), Form of Seventh Start-Up Loan Agreement(7) and Form
             of Eighth Start-Up Loan Agreement(8)
10.5.1       Amended and Restated Master Definitions and Construction Schedule
10.5.2       Issuer Master Definitions and Construction Schedule
10.6.1       Form of Corporate Services Agreement(2)
10.6.2       Issuer Corporate Services Agreement
23.1         Consent of Slaughter and May (included in Exhibits 5.1 and 8.2)
23.2         Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 8.1)
23.3         Consent of auditors(9)
25.1         Statement of Eligibility of Trustee (Form T-1)(10)


(1) Incorporated by reference from the Form S-11 filed by Holmes Financing (No. 1) PLC (File No. 333-12250) which became effective on July 24, 2000.

(2) Incorporated by reference from the Form S-11 filed by Holmes Financing (No. 2) PLC (File No. 333-12834) which became effective on November 17, 2000.

(3) Incorporated by reference from the Form S-11 filed by Holmes Financing (No. 3) PLC (File No. 333-13444) which became effective on May 14, 2000.

(4) Incorporated by reference from the Form S-11 filed by Holmes Financing (No. 4) PLC (File No. 333-13576) which became effective on June 27, 2001.

(5) Incorporated by reference from the Form S-11 filed by Holmes Financing (No. 5) PLC (File No. 333-14002) which became effective on October 30, 2001.

(6) Incorporated by reference from the Form S-11 filed by Holmes Financing (No. 6) PLC (File No. 333-99349) which became effective on October 30, 2002.

(7) Incorporated by reference from the Form S-11 filed by Holmes Financing (No. 7) PLC (File No. 333-103179) which became effective on March 19, 2003.

(8) Incorporated by reference from the Form S-11 filed by Holmes Financing (No. 8) PLC (File No. 333-112028) which became effective on March 23, 2004.

(9) Incorporated by reference from the Form S-11 previously filed by Holmes Financing (No. 9) PLC on November 14, 2005.

(10) Incorporated by reference from the Form S-11 previously filed by Holmes Financing (No. 9) PLC on November 21, 2005.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorised, in the city of London, on January 6, 2006.

HOLMES FINANCING (NO. 9) PLC

By: /s/ Martin McDermott
    --------------------

Name:   SPV Management Limited by
        its authorised person Martin
        McDermott
        for and on its behalf

Title:  Director


HOLMES FUNDING LIMITED

By: /s/ Martin McDermott
    --------------------

Name:   SPV Management Limited by
        its authorised person Martin
        McDermott
        for and on its behalf

Title:  Director


HOLMES TRUSTEES LIMITED

By: /s/ Martin McDermott
    --------------------

Name:   SPV Management Limited by
        its authorised person Martin
        McDermott
        for and on its behalf

Title:  Director

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the dates indicated.

HOLMES FINANCING (NO. 9) PLC

SIGNATURE                                                                     TITLE   DATE
------------------------------------------------------------------------------------  -----------------------------
By: /s/ Martin McDermott
    --------------------
Name:   Martin McDermott                     Director (Principal Financial Officer,
                                                    Principal Executive Officer and   January 6, 2006
                                                      Principal Accounting Officer)
By: /s/ Martin McDermott
    --------------------
Name:   SPV Management Limited                                             Director   January 6, 2006
        by its authorised person
        Martin McDermott
        for and on its behalf

By: /s/ David Green
    ---------------
Name:   David Green                                                        Director   January 6, 2006



HOLMES FUNDING LIMITED

SIGNATURE                                                                     TITLE   DATE
------------------------------------------------------------------------------------  -----------------------------
By: /s/ Martin McDermott
    --------------------
Name:   Martin McDermott                     Director (Principal Financial Officer,   January 6, 2006
                                                    Principal Executive Officer and
                                                      Principal Accounting Officer)
By: /s/ Martin McDermott
    --------------------
Name:   SPV Management Limited                                             Director   January 6, 2006
        by its authorised person
        Martin McDermott
        for and on its behalf

By: /s/ David Green
    ---------------------
Name:   David Green                                                        Director   January 6, 2006

HOLMES TRUSTEES LIMTED

SIGNATURE                                                                     TITLE   DATE
------------------------------------------------------------------------------------  -----------------------------
By: /s/ Martin McDermott
    --------------------
Name:   Martin McDermott                     Director (Principal Financial Officer,   January 6, 2006
                                                    Principal Executive Officer and
                                                      Principal Accounting Officer)
By: /s/ Martin McDermott
    --------------------
Name:   SPV Management Limited                                             Director   January 6, 2006
        by its authorised person
        Martin McDermott
        for and on its behalf

By: /s/ David Green
    ---------------------
Name:   David Green                                                        Director   January 6, 2006

                    SIGNATURE OF AUTHORIZED REPRESENTATIVE OF
                          HOLMES FINANCING (NO. 9) PLC

     Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Holmes Financing (No. 9) PLC has signed this registration statement or amendment thereto in New York, New York on January 6, 2006.

By: /s/ Donald J. Puglisi
    ---------------------
Name:   Donald J. Puglisi

Office: Authorized Representative in the United States


                    SIGNATURE OF AUTHORIZED REPRESENTATIVE OF
                             HOLMES FUNDING LIMITED

     Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Holmes Funding Limited has signed this registration statement or amendment thereto in New York, New York on January 6, 2006.

By: /s/ Donald J. Puglisi
    ---------------------
Name:   Donald J. Puglisi

Office: Authorized Representative in the United States


                    SIGNATURE OF AUTHORIZED REPRESENTATIVE OF
                             HOLMES TRUSTEES LIMITED

     Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Holmes Trustees Limited has signed this registration statement or amendment thereto in New York, New York on January 6, 2006.

By: /s/ Donald J. Puglisi
    ---------------------
Name:   Donald J. Puglisi

Office: Authorized Representative in the United States